                                                                    Exhibit 99.1

[LOGO]


NEWS ANNOUNCEMENT                                          FOR IMMEDIATE RELEASE

Contact:
Michael Wachs, CEOcast for GlowPoint
212-732-4300, ext. 225
investors@glowpoint.com


                     GlowPoint Reports First Quarter Results

                        45% Year-over-Year Revenue Growth
             74% Year-over-Year Billable Subscriber Location Growth and 177% Sequential Increase in Gross Margin Drive Improved Operating Results

HILLSIDE, N.J. -- April 28, 2004 -- Glowpoint, Inc. (NASDAQ: GLOW), the nation's first and leading carrier-grade, IP-based video communications service provider, today announced financial results from continuing operations for the first quarter ended March 31, 2004.

Summary Financial Results From Continuing Operations
(in thousands, except per share data)

-------------------------------------------------------------------------------
                                                    Three Months Ended
                                                         March 31,
-------------------------------------------------------------------------------
                                                    2004               2003
-------------------------------------------------------------------------------
Net revenue                                        $3,225              $2,227
-------------------------------------------------------------------------------
Gross margin                                          485                (67)
-------------------------------------------------------------------------------
Net loss  (1)                                    $(8,214)            $(4,649)
-------------------------------------------------------------------------------
Net loss per share, basic & diluted               $(0.25)             $(0.12)
-------------------------------------------------------------------------------
EBITDA (2)                                       $(1,929)            $(1,158)
-------------------------------------------------------------------------------

(1) Net loss includes discontinued AV and VS operations.
(2) Earnings before interest, taxes, depreciation and amortization (EBITDA) is not a standard financial measurement under accounting principles generally accepted in the United States of America ("GAAP"). EBITDA should not be considered as an alternative to net loss or cash flow from operating activities as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. EBITDA has been provided to more clearly present the financial results that management uses to internally evaluate its business. Management believes that this non-GAAP financial measure allows investors and management to evaluate and compare the Company's operating results from continuing operations from period to period in a meaningful and consistent manner. Reconciliation of the non-GAAP financial measure to the most directly comparable financial measure reported in accordance with GAAP is presented in a separate section at the end of this press release.

GlowPoint Reports First Quarter Results

For the quarter ended March 31, 2004, total revenue increased 44.8% to $3.2 million from $2.2 million in the quarter ended March 31, 2003. Subscription and related revenue for the 2004 period rose 91.2% to $2.4 million from $1.3 million in the year-ago first quarter and 14.2% from the 2003 fourth quarter level of $2.1 million. Billable subscriber locations on the GlowPoint network during the first quarter increased 73.7% to 1,211 up from 697 in the first quarter of 2003 and 5.4% from the fourth quarter 2003 level of 1,149. Average monthly subscription and related revenue per subscriber location at $690 increased 5.5% from the fourth quarter 2003 level of $654. This is the first time in four quarters that this metric has increased, driven by the introduction in January of GlowPoint's new "All You Can See" unlimited video calling plans and other product enhancements previously announced.

Non-subscription revenue related to bridging, events and other one-time fees fell 17.1% to $791,000 from $954,000 in the year-ago first quarter, but was up 13.8% from the 2003 fourth quarter level of $695,000 due to the reversal of the seasonality influences of the fourth quarter holiday period.

"GlowPoint's focus on growing our core subscription-based video communications business is beginning to drive positive operational results," said David C. Trachtenberg, Chief Executive Officer and President of GlowPoint. "Our actions over the past two quarters laid the foundation for GlowPoint to drive profitable revenue through an expanded and diversified sales partner channel."

Operating expenses for the quarter ended March 31, 2004 rose 59% to $4.0 million from $2.5 million in the quarter ended March 31, 2003, but declined 10% from the 2003 fourth quarter level of $4.4 million.

Trachtenberg continued, "With double digit revenue growth, we improved our gross margin 177.4% from 5.4% during the fourth quarter of last year to 15% in our first quarter of 2004. And, with GlowPoint's "All You Can See" unlimited video calling plans and improvements to our operational efficiencies, we continue to manage to a 35% gross margin target for our core subscription business by the fourth quarter of 2004."

The following chart summarizes operating highlights of GlowPoint's core subcription business:


--------------------------------------------------------------------------------------------------------------
                                                 Q1             Q1           Y/Y           Q4           Q/Q
                                                2004           2003           %           2003        % Change
                                                ----           ----         Change        ----        --------
                                                                            ------
--------------------------------------------------------------------------------------------------------------
 Billable Subscriber Locations (1)                1,211          697         73.7%        1,149          5.4%
--------------------------------------------------------------------------------------------------------------
 Average Billable Subscriber Locations (2)        1,176          576        104.3%        1,087          8.2%
--------------------------------------------------------------------------------------------------------------
 Subscription and Related Revenue (in 000s)      $2,434       $1,273         91.2%       $2,132         14.2%
--------------------------------------------------------------------------------------------------------------

GlowPoint Reports First Quarter Results


--------------------------------------------------------------------------------------------------------------
 Non-Subscription Revenue (in 000s)                $791         $954       (17.1%)         $695         13.8%
--------------------------------------------------------------------------------------------------------------
 Total Revenue (in 000s)                         $3,225       $2,227         44.8%       $2,827         14.1%
--------------------------------------------------------------------------------------------------------------
 Average Monthly Subscription Revenue Per
 Location (3)                                      $690         $737        (6.4%)         $654          5.5%
--------------------------------------------------------------------------------------------------------------
 Number of Customers                                285          194         46.9%          271          5.2%
--------------------------------------------------------------------------------------------------------------
 Billable Subscriber Locations per
 Customer (4)                                      4.25         3.59         18.3%         4.24          0.2%
--------------------------------------------------------------------------------------------------------------
 Subscriber Location Backlog (5)                     35          327       (89.3%)           91       (61.5%)
--------------------------------------------------------------------------------------------------------------
Gross Margin                                      15.0%       (3.0%)            NA         5.4%        177.4%
--------------------------------------------------------------------------------------------------------------
 Variable Gross Margin (6)                        54.1%        42.0%         28.9%        51.0%          6.1%
--------------------------------------------------------------------------------------------------------------

(1) Total number subscriber locations that were generating revenue for the Company, as of the last day in each period. Multiple endpoints or circuits can be linked to a billable subscriber location.
(2) Calculated as a weighted average number of billable subscriber locations, based on the number of days a location was on the network during each respective period.
(3) Calculated as subscription and related revenue divided by average billable subscriber locations, divided by three, then multiplied by 1,000.
(4) Calculated as billable subscriber locations divided by the number of customers.
(5) Represents the Company's estimate of billable subscriber locations under contract but not yet generating revenue for the Company, at the end of the periods shown. This estimate assumes no material changes that would precipitate a customer from canceling a contract. The Company can give no assurance as to whether these contracts will be executed. While the Company may, from time to time, issue updated guidance with respect to its subscriber location backlog, it assumes no obligation to do so.
 (6) Calculated by dividing revenues less variable costs of revenue by revenue.

The Company ended the first quarter of 2004 with $13.6 million in cash, cash equivalents and escrowed cash. At the end of 2003, GlowPoint had $4.5 million in cash, cash equivalents and escrowed cash. During the first quarter, the Company completed a private placement, raising net proceeds of $12.5 million.

"The pieces are in place for us to achieve our objective of reaching our cash-flow break-even run-rate by the end of the year," Trachtenberg said. "We just announced our strategic alliance with TANDBERG and the acquisition of the NuVision customer base which will positively impact both our top and bottom line for the second quarter and beyond." Trachtenberg concluded, "New products, distribution partners and an expanded customer base, combined with a strong balance sheet, give us confidence in GlowPoint's future and our ability to capitalize on profitable growth opportunities."

GlowPoint Reports First Quarter Results


The Company will hold a conference call later today to discuss these results. The call will take place from 5:00 p.m. to 6:00 p.m. EST. Mr. Trachtenberg, Christopher Zigmont, Chief Financial Officer and Mike Brandofino, Chief Technology Officer will host the call. Interested participants should call (617) 801-9711 and use pass code 85537690. There will be a playback available until May 5, 2004. To listen to the playback, please call 888-286-8010 and use pass code 43525695.

This call is being webcast by CCBN and can be accessed at GlowPoint's website at WWW.GLOWPOINT.COM. The webcast will also be distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at WWW.COMPANYBOARDROOM.COM or by visiting any of the investor sites in CCBN's Individual Investor Network such as America Online's Personal Finance Channel, Fidelity Investments(R) (Fidelity.com) and others. Institutional investors can access the call via CCBN's password protected event management site, StreetEvents (WWW.STREETEVENTS.COM). An online archive of the broadcast will be available through these websites through 11:59 p.m. Tuesday, May 12, 2004.

About GlowPoint

Glowpoint, Inc. (NASDAQ: GLOW) is the nation's first and leading carrier-grade, IP-based video communications service provider. GlowPoint is a member of the Cisco Powered Network Program, and operates a video communications service featuring broadcast quality images with telephone-like reliability, features and ease-of-use. The GlowPoint network spans three continents and carries over 8,000 video calls per month through the United States, Canada, Europe and Asia. Since the network was launched in 2000, GlowPoint has carried over 17.4 million video conferencing minutes in video calls. GlowPoint is headquartered in Hillside, New Jersey. To learn more about GlowPoint, visit us at WWW.GLOWPOINT.COM.


                                      # # #

The statements contained herein, other than historical information, are or may be deemed to be forward-looking statements and involve factors, risks and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks and uncertainties include market acceptance and availability of new video communication services; the nonexclusive and terminable-at-will nature of sales agent agreements; rapid technological change affecting demand for the Company's services; competition from other video communications service providers; and the availability of sufficient financial resources to enable the Company to expand its operations, as well as other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

GLOWPOINT, SCHEDULEPOINT PARTNERPOINT, CUSTOMERPOINT and GLOWPOINT WEBCASTING are service marks of Glowpoint, Inc. All other marks are trademarks or service marks of their respective owners.

                                TABLES TO FOLLOW

                                 Glowpoint, Inc.
                           Consolidated Balance Sheets

                                                                                  March 31, 2004    December 31, 2003
                                                                                  --------------    -----------------
                                                                                    (Unaudited)
ASSETS
Current assets:
     Cash and cash equivalents............................................         $   13,312,698     $    4,184,897
     Escrowed cash........................................................                335,644            335,188
     Accounts receivable-net of allowance for doubtful accounts of
         $108,021 and $71,620 respectively................................              2,599,803          2,305,552
     Other current assets.................................................              1,369,794          1,439,978
                                                                                   --------------     --------------
         Total current assets.............................................             17,617,939          8,265,615
Furniture, equipment and leasehold improvements-net.......................             13,074,274         13,024,055
Goodwill - net............................................................              2,547,862          2,547,862
Other assets..............................................................                274,163            149,574
                                                                                   --------------     --------------
         Total assets.....................................................         $   33,514,238     $   23,987,106
                                                                                   ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable.....................................................         $    1,707,316     $    2,368,484
     Accrued expenses.....................................................              1,161,190            900,690
     Deferred revenue.....................................................                795,720                 --
     Current portion of capital lease obligations.........................                127,374            131,182
                                                                                   --------------     --------------
         Total current liabilities........................................              3,791,600          3,400,356
                                                                                   --------------     --------------

Noncurrent liabilities:
     Capital lease obligations, less current portion......................                    756             34,972
                                                                                   --------------     --------------
         Total noncurrent liabilities.....................................                    756             34,972
                                                                                   --------------     --------------

                                                                                   --------------     --------------
         Total liabilities................................................              3,792,356          3,435,328
                                                                                   --------------     --------------

Commitments and contingencies
Subordinated debentures...................................................                     --          4,888,000
Discount on subordinated debentures.......................................                     --         (3,149,805)
                                                                                   --------------     --------------
     Subordinated debentures, net.........................................                     --          1,738,195
                                                                                   --------------     --------------

Stockholders' Equity:
     Preferred stock, $.0001 par value; 5,000,000 shares authorized,
         203,667 shares outstanding.......................................                     --                 --
     Common stock, $.0001 par value; 100,000,000 authorized; 37,166,262
         and 30,543,672 shares outstanding, respectively..................                  3,717              3,054
     Treasury stock, 39,891 shares at cost................................               (239,742)          (239,742)
     Deferred compensation................................................             (1,804,445)        (1,650,607)
     Additional paid-in capital...........................................            156,798,542        137,449,109
     Accumulated deficit..................................................           (125,036,190)      (116,748,231)
                                                                                   --------------     --------------
         Total stockholders' equity.......................................             29,721,882         18,813,583
                                                                                   --------------     --------------
         Total liabilities and stockholders' equity.......................         $   33,514,238     $   23,987,106
                                                                                   ==============     ==============

                                 Glowpoint, Inc.
                      Consolidated Statements of Operations
                                   (Unaudited)

                                                                           Three Months Ended March 31,
                                                                       ------------------------------------
                                                                            2004                     2003
                                                                       ------------            ------------
Net revenues ..........................................                $  3,224,950            $  2,226,858
Cost of revenues ......................................                   2,739,753               2,294,287
                                                                       ------------            ------------
   Gross margin .......................................                     485,197                 (67,429)
                                                                       ------------            ------------

Operating expenses
   Research and development ...........................                     326,646                 301,538
   Selling ............................................                   1,835,155                 985,141
   General and administrative .........................                   1,882,099               1,234,664
                                                                       ------------            ------------
Total operating expenses ..............................                   4,043,900               2,521,343
                                                                       ------------            ------------

                                                                       ------------            ------------
Loss from continuing operations .......................                  (3,558,703)             (2,588,772)
                                                                       ------------            ------------

Other (income) expense
   Amortization of deferred financing costs ...........                      84,796                  45,509
   Interest income ....................................                      (1,520)                 (5,189)
   Interest expense ...................................                      53,021                 373,050
   Amortization of discount on subordinated debentures                    3,165,036                 534,625
   Loss on extinguishment of debt .....................                   1,354,000                    --
                                                                       ------------            ------------
Total other expenses, net .............................                   4,655,333                 947,995
                                                                       ------------            ------------

Net loss from continuing operations ...................                  (8,214,036)             (3,536,767)

Loss from discontinued AV operations ..................                        --                  (793,022)
Loss from discontinued VS operations ..................                        --                  (319,478)

                                                                       ------------            ------------
Net loss attributable to common stockholders ..........                $ (8,214,036)           $ (4,649,267)
                                                                       ============            ============

Net loss from continuing operations per share:
   Basic and diluted ..................................                $      (0.25)           $      (0.12)
                                                                       ============            ============
Loss from discontinued operations per share:
   Basic and diluted ..................................                $       --              $      (0.04)
                                                                       ============            ============
Net loss attributable to common stockholders per share:
   Basic and diluted ..................................                $      (0.25)           $      (0.16)
                                                                       ============            ============
Weighted average number of common shares:
   Basic and diluted ..................................                  32,391,261              29,029,894
                                                                       ============            ============

                                 Glowpoint, Inc.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                  Three Months Ended March 31,
                                                                               ---------------------------------
                                                                                   2004               2003
                                                                               --------------     --------------
Cash flows from Operating Activities
   Net loss...........................................................         $   (8,214,036)    $   (4,649,267)
   Adjustments to reconcile net loss to net cash provided (used) by operating activities:
       Depreciation and amortization..................................              1,340,458          1,756,285
       Amortization of deferred financing costs.......................                 84,796             45,509
       Amortization of discount on subordinated debentures............              3,165,036            534,625
       Loss on extinguishment of debt.................................              1,354,000                 --
       Non-cash compensation..........................................                288,786            243,543
       Increase (decrease) in cash attributable to changes in assets and liabilities, net of effects of acquisitions:
           Escrowed cash..............................................                   (456)                --
           Accounts receivable........................................               (294,251)         2,568,209
           Inventory..................................................                     --            496,260
           Net assets of discontinued AV operations...................                     --          2,177,363
           Other current assets.......................................               (331,590)          (995,185)
           Other assets...............................................               (209,385)            (8,471)
           Accounts payable...........................................               (661,168)          (903,793)
           Accrued expenses...........................................                186,577           (465,182)
           Deferred revenue...........................................                795,720             12,767
                                                                               --------------     --------------
                Net cash provided (used) by operating activities......             (2,495,513)           812,663
                                                                               --------------     --------------

Cash flows from Investing Activities
   Purchases of furniture, equipment and leasehold improvements.......               (988,903)          (515,275)
                                                                               --------------     --------------
       Net cash used by investing activities..........................               (988,903)          (515,275)
                                                                               --------------     --------------

Cash flows from Financing Activities
   Proceeds from common stock offering................................             12,543,737                 --
   Costs of exchange/issuance of subordinated debentures..............                (15,232)           (36,316)
   Exercise of warrants and options, net..............................                121,735             41,214
   Proceeds from bank loans...........................................                     --         25,788,354
   Payments on bank loans.............................................                     --        (28,112,292)
   Deferred financing costs...........................................                     --             (5,774)
   Payments on capital lease obligations..............................                (38,023)           (78,082)
                                                                               --------------     --------------
       Net cash provided (used) by financing activities...............             12,612,217         (2,402,896)
                                                                               --------------     --------------

Increase (decrease) in cash and cash equivalents......................              9,127,801         (2,105,508)
Cash and cash equivalents at beginning of period......................              4,184,897          2,762,215
                                                                               --------------     --------------
Cash and cash equivalents at end of period............................         $   13,312,698     $      656,707
                                                                               ==============     ==============

Supplement disclosures of cash flow information: Cash paid during the period for:
   Interest...........................................................         $        8,504     $       72,873
                                                                               ==============     ==============
   Taxes..............................................................         $           --     $           --
                                                                               ==============     ==============

Non-cash financing and investing activities:
   Preferred stock dividends of $73,923 were accrued during the three months ended March 31, 2004. Equipment with costs totaling $232,100 was acquired under capital lease arrangements during the three months ended March 31, 2003.

                                 Glowpoint, Inc.
                              EBITDA Reconciliation

                                   (Unaudited)

                                                                                      Three Months Ended March 31,
                                                                                    ---------------------------------
                                                                                        2004               2003
                                                                                    --------------     --------------
Net loss from continuing operations........................................         $   (8,214,036)    $   (3,536,767)
       Depreciation and amortization.......................................              1,340,458          1,374,285
       Amortization of deferred financing costs............................                 84,796             45,509
       Amortization of discount on subordinated debentures.................              3,165,036            534,625
       Loss on extinguishment of debt......................................              1,354,000                 --
       Non-cash compensation...............................................                288,786            243,543
       Interest expense, net...............................................                 51,501            180,651
                                                                                    --------------     --------------
EBITDA from continuing operations..........................................             (1,929,459)        (1,158,154)

EBITDA loss from discontinued AV operations................................                     --           (793,022)
EBITDA gain from discontinued VS operations................................                     --             62,522
                                                                                    --------------     --------------
Total EBITDA...............................................................         $   (1,929,459)    $   (1,888,654)
                                                                                    ==============     ==============